UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2010

DYNAMEX INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-21057 (Commission File Number)	86-0712225 (I.R.S. Employer Identification No.)

5429 LBJ Freeway, Suite 1000		75240
Dallas, Texas		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(214) 560-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 30, 2010, Dynamex Inc., a Delaware corporation (the “Company”), DashNow Holding Corp., a Delaware corporation and an affiliate of Greenbriar Equity Group LLC (“Parent”), and DashNow Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), entered into  Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger, dated October 1, 2010, by and among Parent, Merger Sub and the Company (the “Merger Agreement”). Pursuant to the Amendment, (i) the Merger Consideration (as defined in the Merger Agreement) was increased from $21.25 per share to $24.00 per share, (ii) the No-Shop Termination Fee (as defined in the Merger Agreement) payable by the Company under certain circumstances was increased from $6,298,475 to $7,729,106, (iii) the reverse termination fee payable by Parent upon termination of the Merger Agreement by the Company for a material breach of the Merger Agreement by Parent or Merger Sub was increased from $12,596,950 to $21,403,679, (iv) the reverse termination fee payable by Parent if the merger fails to close because the debt financing is unavailable was increased from $7,873,094 to $14,269,119 and (v) the Company has the right of specific performance under certain circumstances.

Also, on November 30, 2010, funds affiliated with Greenbriar increased the amount of common equity interest in Parent that they committed to purchase from $135 million in the aggregate to $175 million in the aggregate pursuant to revised equity commitment letters dated November 30, 2010. Certain of those funds have also provided the Company with amended and restated limited guarantees in favor of the Company, dated November 30, 2010 (each an “Amended and Restated Limited Guarantee”), guaranteeing, subject to the terms and conditions of the Amended and Restated Limited Guarantee, the payment of the increased monetary obligations that may be owned by Parent pursuant to the Merger Agreement, as amended by the Amendment.

Other than as expressly modified pursuant to the Amendment, the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by the Company on October 1, 2010, remains in full force and effect as originally executed on October 1, 2010. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Item 8.01. Other Events.

On November 30, 2010, the Company issued a press release announcing that the Company and affiliates of Greenbriar Equity Group LLC entered into the Amendment. A copy of the press release is attached hereto as Exhibit 99.1.

Important Merger Information and Additional Information

In connection with the proposed merger with affiliates of Greenbriar Equity Group LLC, the Company filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) on October 29, 2010. When completed, a definitive proxy statement and form of proxy will be filed with the SEC and mailed to the Company’s stockholders.  BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT, AND, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT CAREFULLY, AS IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE MERGER.  The Company’s stockholders may obtain a copy of the preliminary proxy statement, the definitive proxy statement (when available) and other documents filed by the Company with the SEC, without charge, from the SEC’s website (www.sec.gov) or, without charge, from the Company by mail or from the Company website (www.dynamex.com).

Forward-looking Statements

This report contains forward-looking statements that involve numerous risks and uncertainties.  The statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the expected benefits and closing of the proposed transaction and the Company’s expectations, beliefs and intentions. All forward looking statements included in this report are based on information available to the Company on the date hereof. In some cases you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “targets,” “goals,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition.  Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond the Company’s control.  These factors include (A) failure to obtain stockholder approval or failure to satisfy other conditions required for the consummation of the merger, (B) failure or delay in consummation of the transaction for other reasons, (C) changes in laws or regulations, (D) changes in the financial or credit markets or economic conditions generally and (E) other risks as are mentioned in reports filed by the Company with the SEC from time to time. The Company does not undertake any obligation to publicly release any revision to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events. Caution should be taken that these factors could cause the actual results to differ from those stated or implied in this report and other Company communications.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.                                Description

Exhibit 2.1	Amendment No. 1 to the Agreement and Plan of Merger, dated November 30, 2010, by and among DashNow Holding Corp., DashNow Acquisition Corp. and Dynamex Inc.

Exhibit 99.1	Press Release of Dynamex Inc. dated November 30, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DYNAMEX INC.

Dated: November 30, 2010

	By:	/s/ Ray E. Schmitz
Ray E. Schmitz
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                                Description

Exhibit 2.1	Amendment No. 1 to the Agreement and Plan of Merger, dated November 30, 2010, by and among DashNow Holding Corp., DashNow Acquisition Corp. and Dynamex Inc.

Exhibit 99.1	Press Release of Dynamex Inc. dated November 30, 2010.